UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2014

ACCELPATH, INC
(Exact name of registrant as specified in its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 National Plaza, Suite 300, National Harbor, MD 20745
(Address of principal executive offices and zip code)

240-273-3295
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A is being filed to amend the original Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2014 to, among other things, provide the audited and pro forma financial statements of Village Tea Distributors, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2014, AccelPath entered into a Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea Distributors, Inc. (“Village Tea”) holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction, Village Tea shall become a majority-owned subsidiary of AccelPath. Accelpath shall issue 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which shall be designated as Series J Preferred Stock. The Series J Preferred Stock shall have a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agrees to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on October 24, 2013, AccelPath and Energy Innovative Products (“EIP”) entered into an Agreement and Plan of Reorganization (the “Agreement”) in which EIP was to become a wholly-owned subsidiary of AccelPath. On October 9, 2014 EIP gave notice to Accelpath of its intention to terminate the Agreement. As a result, the parties shall take all action required to unwind the transaction, including the return and surrender by Accelpath of the common stock its holds in EIP, and the return and surrender by EIP of its 3,500 shares of Series I Preferred Stock of AccelPath. Accelpath shall retire all shares of Series I Preferred Stock to treasury.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 24, 2014, AccelPath closed the transaction with Village Tea described in Item 1.01 above. Village Tea is a company that sells loose leaf tea online.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Filed herewith are the audited consolidated financial statements of Village Tea Distribution Company, Inc. for the fiscal years ending December 31, 2013 and December 31, 2012.

VILLAGE TEA DISTRIBUTION COMPANY, INC.

Consolidated Audited Financial Statements

For the fiscal years ended December 31, 2013 and December 31, 2012

Village Tea Distribution Company, Inc.

December 31, 2013

John Scrudato CPA

CERTIFIED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Village Tea Company Distribution, Inc.

We have audited the accompanying balance sheets of Village Tea Company Distribution, Inc. as of December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Tea Company Distribution, Inc. at December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Village Tea Company Distribution, Inc. will continue as a going concern. As more fully described in Note 3, the Company had an accumulated deficit at December 31, 2013, a net loss and net cash used in operating activities for the fiscal year then ended. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ John Scrudato CPA

John Scrudato CPA

Califon, New Jersey

January 12, 2015

7 Valley View Drive Califon, New Jersey 07830

Registered Public Company Oversight Board

Village Tea Company Distribution, Inc.

Consolidated Balance Sheets

(Audited)

	2013	2012
Assets

Current assets
Cash and cash equivalents	$0	$13
Due from Founders	-	-
Inventory	129,679	71,775

Total current assets	129,679	71,788
Non-Current assets
Capitalized Costs	49,130	45,723

Total Non-Current Assets	49,130	45,723
Total assets	$178,809	$117,511

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accrued expenses	$70,315	$40,749
Amounts due to Related Parties	193,000
Current portion of notes payable	220,500	157,000
Total current liabilities	483,815	197,749
Non-Current Liabilities
Long-term portion of notes payable	140,000	140,000
Other Long Term Obligations	8,500	-
Total Liabilities	632,315	337,749

Stockholders' (Deficit)
Common stock, $0.001 par value, 100 shares issued and outstanding at December 31, 2013 and 2012	0	0
Additional paid-in capital	-	-
Accumulated Deficit	(453,506)	(220,238)
Total stockholders' (deficit)	(453,506)	(220,238)

Total stockholders' (deficit)	(453,506)	(220,238)

Total liabilities and stockholders' (deficit)	$178,809	$117,511

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Operations

For the Years Ended December 31, 2013 and 2012

(Audited)

	Years Ended December 31,
	2013	2012

Revenues	$119,481	$45,291

Cost of Revenues	32,209	24,381

Gross Profits	87,272	20,910
Operating Expenses
Selling General and Administrative Expenses	290,974	62,800
Total Operating Expenses	290,974	62,800

Operating Loss	(203,702)	(41,890)

Other Income (Expense)
Interest Expense	(29,566)	(28,337)
Other Income (Expenses)	0	0

Total Other (Expense) - net	(29,566)	(28,337)

Net Income (Loss)	$(233,268)	$(70,227)

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Stockholders Deficit

For the Period of January 1, 2011 through December 31, 2013

(Audited)

	Common Stock		Additional Paid-In	Accumulated	Total Stockholders'
	Shares	Amount	Capital	Deficit	Equity (Deficit)

Opening Balance January 1, 2011	-	$-	$-	$-	$-

Issuance of Founders' shares	100	0		-	0

Distribution to Founders					-

Net loss	-	-	-	(150,011)	(150,011)

Balance, December 31, 2011	100	0	-	(150,011)	(150,010)

Net loss	-	-	-	(70,227)	(70,227)

Balance, December 31, 2012	100	0	-	(220,238)	(220,238)

Net loss				(233,268)	(233,268)

Balance, December 31, 2013	100	0	-	(453,506)	(453,506)

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2013 and 2012

(Audited)

		Years Ended December 31
		2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss		(233,268)	(70,227)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Changes in operating assets and liabilities:
Due From Founders		-	1,300
Decrease (increase) in Inventory		(57,904)	(8,636)
Increase (decrease) in Accrued Expenses		29,566	28,337
Increase (decrease) in Amounts to Related Parties		193,000
Increase (decrease) in Other long term liabilities		8,500	0
Net cash provided by (used in) operating activities		(60,106)	(49,226)

CASH FLOWS FROM INVESTING ACTIVITIES:
Issuance of Capitalized costs		(3,407)	(37,241)
Net cash used in investing activities		(3,407)	(37,241)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received for issuance of founders shares		-	-
Distributions to Founders
Proceeds from issuance of notes payable		63,500	80,000
Net cash provided by financing activities		63,500	80,000

Net (Decrease) in Cash		(13)	(6,467)
Cash - Beginning of Period/Year		13	6,480
Cash - End of Period/Year		$0	$13

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period/year for:
Interest		$-	$-
Income Taxes		$-	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Reclassification of Accounts payable to Notes payable	$		$217,000

See accompanying notes to the financial statements.

Village Tea Company Distribution Inc.

December 31, 2013

Notes to the Consolidated Financial Statements

Note 1 – Organization and Operations

Village Tea Distribution Inc.

Village Tea Company Distribution, Inc, (Village Tea) headquartered in National Harbor, MD is the owner of the Village Tea Company brand of premium loose leaf teas and tea accessories. We were incorporated in the State of Texas on January 11, 2011.

Village Tea, sources high-quality, unique teas that are blended to create distinct flavor combinations which are packaged in a variety of creative and earth-friendly ways for wholesale and retail sales. The brand is currently available in several major retailers in North America including Vitamin Shoppe®, Whole Foods® Markets, Winners®, HomeSense® Akins/Chamberlin® Natural Foods Markets and many other independent specialty and grocery store retailers. Village Tea products are also available through ecommerce retailers such as Amazon, the company's own website, www.villageteaco.com and others.

The accompanying consolidated financial statements have been prepared as if the Company had its corporate capital structure as of the first date of the first period presented.

Material Definitive Agreement

On October 16, 2014, AccelPath, Inc. (“AccelPath”) entered into an Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction on October 24, 2014, Village Tea became a majority-owned subsidiary of AccelPath. Accelpath issued 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which are designated as Series J Preferred Stock. The Series J Preferred Stock has a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agreed to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement. closed the transaction. See Form 8-K filed by AccelPath, Inc. on October 16, 2014 for more detail

Note 2 – Significant and Critical Accounting Policies and Practices

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) with respect to Form 10-Q and Article 8 of Regulation S-X. The unaudited interim consolidated financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full year.

Year End

The Company is a calendar year end.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate(s) and assumption(s) affecting the financial statements were:

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

Those significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to those estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Principles of Consolidation

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification ("ASC") to determine whether and how to consolidate another entity. Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee. Pursuant to ASC Paragraph 810-10-15-8 the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation. The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

The consolidated financial statements of the Company include all accounts of the Company and its wholly owned subsidiary.

All intercompany balances and transactions have been eliminated.

Inventories

Inventories are stated at the lower of cost or market. All of our other inventories are valued using the first-in, first-out (“FIFO”) method. The Company evaluates inventory quarterly for reserves for obsolescence.

The Company has not provided for any reserves against inventory at this time.

The Company uses the First-In First Out method of accounting for its inventory cost-flow assumption.

Property, Plant and Equipment

Property, plant, and equipment are stated at acquisition cost, plus capitalized interest on borrowings during the actual construction period of major capital projects. At this time, the Company has not Property Plant and Equipment.

Intangible and Other Assets — Identifiable intangible assets with finite lives will be amortized over their estimated useful lives. At this time, the Company possesses no Intangible and Other Assets. Indefinite lived trademarks are evaluated for impairment annually in the fourth quarter or more frequently, if events or changes in circumstances indicate that the asset might be impaired. Indefinite lived trademarks impairment is indicated when their book value exceeds fair value. If the fair value of an evaluated asset is less than its book value, the asset is written down to fair value, which is generally based on its discounted future cash flows.

Amortizable intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If an evaluation of the undiscounted cash flows indicates impairment, the asset is written down to its estimated fair value, which is generally based on discounted future cash flows.

Goodwill is evaluated annually in the fourth quarter or more frequently, if events or changes in circumstances require an interim assessment. We assess goodwill for impairment at the reporting unit level using a market and income approach, employing significant assumptions regarding growth, discount rates, and profitability at each reporting unit. The market approach uses a market multiple methodology employing revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) and applies a range of multiples to those amounts in determining the indicated fair value. In determining the multiples used in this approach, we obtain the multiples for selected peer companies using the most recent publically available information. Our estimates under the income approach are determined based on a discounted cash flow model. In determining the indicated fair value of each reporting unit, the Company weighs both the market and income approach results, with each approach given equal weighting. The final value is then compared to the carrying value of each reporting unit. Goodwill impairment has occurred if the book value of the reporting unit exceeds its fair value, and goodwill is written down to fair value.

Sales Recognition — Sales are recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, title and risk of loss transfer to customers, and there is a reasonable assurance of collection of the sales proceeds. Product is shipped FOB shipping point or FOB destination, depending on our agreement with the customer. Sales are reduced by certain sales incentives, some of which are recorded by estimating expense based on our historical experience.

Accounts Receivable — We provide credit terms to customers and perform ongoing credit evaluations of our customers, and maintain allowances for potential credit losses based on historical experience. Customer balances are written off after all collection efforts are exhausted. Estimated product returns, which have not been material, are deducted from sales at the time of shipment.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1

Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2

Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3

Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the Related parties include a. affiliates of the Company; b. Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. adescription of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the consolidated financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. mounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Revenue Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Income Tax Provision

The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes. Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying consolidated balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its consolidated balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Uncertain Tax Positions

The Company did not take any uncertain tax positions and had no adjustments to unrecognized income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the reporting period ended December 31, 2013 or 2012.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.

Due to the de minimus number of shares outstanding at this time, no calculation was made. There were no potentially outstanding dilutive common shares for the reporting period ended December 31, 2013 or 2012.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the consolidated financial statements were issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its consolidated financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In April 2014, the FASB issued ASU No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendments in this Update change the requirements for reporting discontinued operations in Subtopic 205-20.

Under the new guidance, a discontinued operation is defined as a disposal of a component or group of components that is disposed of or is classified as held for sale and “represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.” The ASU states that a strategic shift could include a disposal of (i) a major geographical area of operations, (ii) a major line of business, (iii) a major equity method investment, or (iv) other major parts of an entity. Although “major” is not defined, the standard provides examples of when a disposal qualifies as a discontinued operation.

The ASU also requires additional disclosures about discontinued operations that will provide more information about the assets, liabilities, income and expenses of discontinued operations. In addition, the ASU requires disclosure of the pre-tax profit or loss attributable to a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation in the financial statements.

The ASU is effective for public business entities for annual periods beginning on or after December 15, 2013, and interim periods within those years.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the consolidated financial statements, the Company had an accumulated deficit at December 31, 2013 and a net loss for the reporting period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to further implement its business plan and generate sufficient revenue; however, the Company’s cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to further implement its business plan and generate sufficient revenue and in its ability to raise additional funds by way of a public or private offering, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

The consolidated financial statements do not include any adjustments related to the recoverability and classification of reported asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Inventory

At December 31, 2013, and 2012 inventories consisted of the following:

	2013	2012
Paper materials	$69,170	$23,266
Other Inventory	60,509	48,509
Total	$129,679	$71,775

The Company has not provided for any reserves against inventory at this time.

The costs of finished goods inventories include raw materials, labor, and overhead costs.

Note 5 – Capitalized costs

Capitalized costs represent purchases of inventory beyond what is required for the development of a finished good.

Note 6 – Notes Payable

The Company issued the following Note Payables:

2013

Eight separate notes form an investor were received in 2013 as follows:

Date Issued	Maturity Date	Interest rate	Amount
February 27,2013	June 30, 2014	8%	$1,500
March 14, 2013	June 30, 2014	8%	$6,500
April 23,2013	June 30, 2014	8%	$5,000
May 9, 2013	June 30, 2014	8%	$10,000
June 30, 2013	June 30, 2014	8%	$7,500
July 11, 2013	June 30, 2014	8%	$10,000
July 29, 2013	June 30, 2014	8%	$10,000
August 23, 2013	June 30, 2014	8%	$13,000

Total for 2013			$63,500

2012

An investor lent the Company $80,000 for operating expenses throughout the year. These expenses were put forth in a note that matures on January 1, 2015 and carries no interest.

2011

Beverley Reif lent the Company $100,000 on March 15, 2011. The note bore an interest rate of 5% and matured on September 15, 2011. If the note were not paid by maturity, the interest rate would increase to 18%.

Dana Pope lent the Company $57,000 on March 15, 2011. The note bore an interest rate of 5% and matured on September 15, 2011. If the note were not paid by maturity, the interest rate would increase to 18%.

Both of these notes are currently subject to a litigation. See footnote 9 below.

An investor lent the Company $60,000 for operating expenses throughout the year. These expenses were put forth in a note that matures on January 1, 2015 and carries no interest.

Note 7 – Related Party Transactions

Amounts due to Related Parties

From time to time, a related party of the Company advances funds to the Company for working capital purposes. These advances are unsecured, non-interest bearing and due on demand. Additionally, commencing March 1, 2013, the Company entered into employment contracts with its Chief Executive Officer, Janon Costley and its President, Martin Ekechukwu. Mr. Costley’s contract calls for an annual salary of $96,000 and Mr. Ekechukwu’s contract calls for a salary of $84,000. At December 31, 2013, the entire $193,000 liability is for accrued salaries.

Note 8 – Commitments and Contingencies

Material Definitive Agreement

On October 16, 2014, AccelPath, Inc. (“AccelPath”) entered into an Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction on October 24, 2014, Village Tea became a majority-owned subsidiary of AccelPath. Accelpath issued 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which are designated as Series J Preferred Stock. The Series J Preferred Stock has a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agreed to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement. closed the transaction. See Form 8-K filed by AccelPath, Inc. on October 16, 2014 for more detail

Note 9 – Litigation

On April 4, 2014, two owners of Notes Payable, Beverley Reif and Dana Pope (“Reif-Pope”) filed a lawsuit (“Reif-Pope Lawsuit”) in State of Texas District Court, Dallas County. The Reif-Pope Lawsuit names Village Tea and Martin Ekechekwu, its Chief Executive Officer, as co-defendants (“Defendants”) in the litigation. The cause of action pursuant to Reif-Pope is that their notes were due on September 15, 2011. Subsequent to that date, on several occasions, Reif-Pope requested payment from Defendants and were denied. The case has been set for a non-jury trial on December 15, 2014 in Dallas County District Court.

At this time, the liability for the debt has been recorded but no provision has been made for any additional costs for damages.

Note 10 – Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the consolidated financial statements were issued to determine if they must be reported. The Management of the Company determined that there were no reportable subsequent events to be disclosed.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following is a discussion of the results for the years ended December 31, 2013 and 2012.

Operating Results for the Years Ended December 31, 2013 and 2012

Revenues and Gross margin

Revenues increased $74,190 from $45,291 in 2012 to $119.481 in 2013. The increase in revenues is due to greater acceptance of our products in the marketplace plus the addition of new distribution channels.

Gross margin increased from 46.2% of sales in 2012 to 73.0% in 2013. The reason for the increase was due to enhanced pricing power as we were able to differentiate our product offerings in the marketplace.

Gross profits increased from $20,910 in 2012 to $87,272 in 2013. The increase of $66,362 is due to the factors mentioned above.

Operating Expenses

Selling, General and Administrative Expenses increase from $62,800 in 2012 and $290,974 in 2013. The increase of $238,174 is due to the following:

a.

Increased management salaries of $193,000 pursuant to the establishment of employment contracts with its Chief Executive Officer, Janon Costley and its President, Martin Ekechukwu;

b.

Greater operating expenses of $26,000;

c.

Greater legal expense of $4,500;

d.

Greater administrative expenses to the State of California of $4,000

Interest Expense

Interest expense was $29,566 in 2013, an increase of $1,229 from $28,337 in 2012. The increase was due to partial year’s interest on borrowings of $63,500 for the calendar year of 2013

Liquidity and Capital Resources

As of December 31, 2013, our assets totaled $178,809 and our liabilities totaled $632,315, resulting in negative stockholders’ deficit of ($453,516). Current assets were $129,679 and our current liabilities were $483,815, which resulted in a working capital deficiency of $354,136.

As of December 31, 2012, our assets totaled $117,511 and our liabilities totaled $337,749, resulting in negative stockholders’ deficit of ($220,238). Current assets were $71,788 and our current liabilities were $197,749, which resulted in a working capital deficiency of $125,961.

We currently do not have any cash and may require additional sources of financing to remain a going concern. For the years ended December 31, 2013 and 2012, we incurred cash flows of ($60,106) and ($49,226.) We have financed these shortfalls through debt financing. The Company will evaluate various options for financing on a going forward basis. Our management has estimated that it will acquire approximately $100,000 for operations in calendar year 2014.

Filed herewith are the unaudited consolidated financial statements of Village Tea Distribution Company, Inc. for the nine months ended September 30, 2014.

VILLAGE TEA DISTRIBUTION COMPANY, INC.

Consolidated Financial Statements

For the period ended September 30, 2014

Village Tea Distribution Company, Inc.

September 30, 2014

Village Tea Company Distribution, Inc.

Consolidated Balance Sheets

September 30, 2014

(Unaudited)

2014
Assets

Current assets
Cash and cash equivalents	$0
Due from Founders
Inventory	138,789

Total current assets	138,789
Non-Current assets
Capitalized Costs	49,130

Total Non-Current Assets	49,130
Total assets	187,919

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accrued expenses	$92,858
Amounts due to Related Parties	334,898
Current portion of notes payable	220,500
Total current liabilities	648,256
Non-Current Liabilities
Long-term portion of notes payable	140,000
Other Long Term Obligations	8,500
Total Liabilities	796,756

Stockholders' (Deficit)
Common stock, $0.001 par value, 100 shares issued and outstanding at September 30, 2014	0
Additional paid-in capital	-
Accumulated Deficit	(608,837)
Total stockholders' (deficit)	(608,837)

Total stockholders' (deficit)	(608,837)

Total liabilities and stockholders' (deficit)	$187,919

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Operations

For the Nine Months Ended September 30, 2014

(Unaudited)

Nine months ended September 30, 2014

Revenues	$5,291

Cost of Revenues	788

Gross Profits	4,503
Operating Expenses
Selling General and Administrative Expenses	137,301
Total Operating Expenses	137,301

Operating Loss	(132,799)

Other Income (Expense)
Interest Expense	(22,532)
Other Income (Expenses)	0

Total Other (Expense) - net	(22,532)

Net Income (Loss)	$(155,331)

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Stockholders Deficit

For the Period of January 1, 2011 through September 30, 2014

(Audited)

	Common Stock		Additional Paid-In	Accumulated	Total Stockholders'
	Shares	Amount	Capital	Deficit	Equity (Deficit)

Opening Balance January 1, 2011	-	$-	$-	$-	$-

Issuance of Founders' shares	100	0		-	0

Distribution to Founders					-

Net loss	-	-	-	(150,011)	(150,011)

Balance, December 31, 2011	100	0	-	(150,011)	(150,010)

Net loss	-	-	-	(70,227)	(70,227)

Balance, December 31, 2012	100	0	-	(220,238)	(220,238)

Net loss				(233,268)	(233,268)

Balance, December 31, 2013	100	0	-	(453,506)	(453,506)

Net loss	-	-	-	(155,331)	(155,331)

Balance, September 30, 2014	10	0	-	(608,837)	(608,837)

See accompanying notes to the financial statements.

Village Tea Company Distribution, Inc.

Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2014

(Unaudited)

Nine months ended September 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(155,331)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Changes in operating assets and liabilities:
Due From Founders	-
Decrease (increase) in Inventory	(9,110)
Increase (decrease) in Accrued Expenses	22,543
Increase (decrease) in Amounts to Related Parties	141,898
Increase (decrease) in Other long term liabilities	-
Net cash provided by (used in) operating activities	-

CASH FLOWS FROM INVESTING ACTIVITIES:
Issuance of Capitalized costs	-
Net cash used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received for issuance of founders shares	-
Distributions to Founders
Proceeds from issuance of notes payable	-
Net cash provided by financing activities	-

Net (Decrease) in Cash	-
Cash - Beginning of Period/Year	-
Cash - End of Period/Year	$-

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period/year for:
Interest	$-
Income Taxes	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

See accompanying notes to the financial statements.

Village Tea Company Distribution Inc.

September 30, 2014

Notes to the Consolidated Financial Statements

Note 1 – Organization and Operations

Village Tea Distribution Inc.

Village Tea Company Distribution, Inc, (Village Tea) headquartered in National Harbor, MD is the owner of the Village Tea Company brand of premium loose leaf teas and tea accessories. We were incorporated in the State of Texas on January 11, 2011.

Village Tea, sources high-quality, unique teas that are blended to create distinct flavor combinations which are packaged in a variety of creative and earth-friendly ways for wholesale and retail sales. The brand is currently available in several major retailers in North America including Vitamin Shoppe®, Whole Foods® Markets, Winners®, HomeSense® Akins/Chamberlin® Natural Foods Markets and many other independent specialty and grocery store retailers. Village Tea products are also available through ecommerce retailers such as Amazon, the company's own website, www.villageteaco.com and others.

The accompanying consolidated financial statements have been prepared as if the Company had its corporate capital structure as of the first date of the first period presented.

Material Definitive Agreement

On October 16, 2014, AccelPath, Inc. (“AccelPath”) entered into an Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction on October 24, 2014, Village Tea became a majority-owned subsidiary of AccelPath. Accelpath issued 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which are designated as Series J Preferred Stock. The Series J Preferred Stock has a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agreed to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement. closed the transaction. See Form 8-K filed by AccelPath, Inc. on October 16, 2014 for more detail

Note 2 – Significant and Critical Accounting Policies and Practices

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) with respect to Form 10-Q and Article 8 of Regulation S-X. The unaudited interim consolidated financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full year.

Year End

The Company is a calendar year end.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date(s) of the financial statements and the reported amounts of revenues and expenses during the reporting period(s).

Critical accounting estimates are estimates for which (a) the nature of the estimate is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change and (b) the impact of the estimate on financial condition or operating performance is material. The Company’s critical accounting estimate(s) and assumption(s) affecting the financial statements were:

Assumption as a going concern: Management assumes that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

Valuation allowance for deferred tax assets: Management assumes that the realization of the Company’s net deferred tax assets resulting from its net operating loss (“NOL”) carry–forwards for Federal income tax purposes that may be offset against future taxable income was not considered more likely than not and accordingly, the potential tax benefits of the net loss carry-forwards are offset by a full valuation allowance. Management made this assumption based on (a) the Company has incurred recurring losses, (b) general economic conditions, and (c) its ability to raise additional funds to support its daily operations by way of a public or private offering, among other factors.

Those significant accounting estimates or assumptions bear the risk of change due to the fact that there are uncertainties attached to those estimates or assumptions, and certain estimates or assumptions are difficult to measure or value.

Management bases its estimates on historical experience and on various assumptions that are believed to be reasonable in relation to the financial statements taken as a whole under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.

Management regularly evaluates the key factors and assumptions used to develop the estimates utilizing currently available information, changes in facts and circumstances, historical experience and reasonable assumptions. After such evaluations, if deemed appropriate, those estimates are adjusted accordingly.

Actual results could differ from those estimates.

Principles of Consolidation

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification ("ASC") to determine whether and how to consolidate another entity. Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee. Pursuant to ASC Paragraph 810-10-15-8 the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation. The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

The consolidated financial statements of the Company include all accounts of the Company and its wholly owned subsidiary, LLC.

All intercompany balances and transactions have been eliminated.

Inventories

Inventories are stated at the lower of cost or market. All of our other inventories are valued using the first-in, first-out (“FIFO”) method. The Company evaluates inventory quarterly for reserves for obsolescence.

The Company has not provided for any reserves against inventory at this time.

The Company uses the First-In First Out method of accounting for its inventory cost-flow assumption.

Property, Plant and Equipment

Property, plant, and equipment are stated at acquisition cost, plus capitalized interest on borrowings during the actual construction period of major capital projects. At this time, the Company has not Property Plant and Equipment.

Intangible and Other Assets — Identifiable intangible assets with finite lives will be amortized over their estimated useful lives. At this time, the Company possesses no Intangible and Other Assets. Indefinite lived trademarks are evaluated for impairment annually in the fourth quarter or more frequently, if events or changes in circumstances indicate that the asset might be impaired. Indefinite lived trademarks impairment is indicated when their book value exceeds fair value. If the fair value of an evaluated asset is less than its book value, the asset is written down to fair value, which is generally based on its discounted future cash flows.

Amortizable intangible assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If an evaluation of the undiscounted cash flows indicates impairment, the asset is written down to its estimated fair value, which is generally based on discounted future cash flows.

Goodwill is evaluated annually in the fourth quarter or more frequently, if events or changes in circumstances require an interim assessment. We assess goodwill for impairment at the reporting unit level using a market and income approach, employing significant assumptions regarding growth, discount rates, and profitability at each reporting unit. The market approach uses a market multiple methodology employing revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) and applies a range of multiples to those amounts in determining the indicated fair value. In determining the multiples used in this approach, we obtain the multiples for selected peer companies using the most recent publically available information. Our estimates under the income approach are determined based on a discounted cash flow model. In determining the indicated fair value of each reporting unit, the Company weighs both the market and income approach results, with each approach given equal weighting. The final value is then compared to the carrying value of each reporting unit. Goodwill impairment has occurred if the book value of the reporting unit exceeds its fair value, and goodwill is written down to fair value.

Sales Recognition — Sales are recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, title and risk of loss transfer to customers, and there is a reasonable assurance of collection of the sales proceeds. Product is shipped FOB shipping point or FOB destination, depending on our agreement with the customer. Sales are reduced by certain sales incentives, some of which are recorded by estimating expense based on our historical experience.

Accounts Receivable — We provide credit terms to customers and perform ongoing credit evaluations of our customers, and maintain allowances for potential credit losses based on historical experience. Customer balances are written off after all collection efforts are exhausted. Estimated product returns, which have not been material, are deducted from sales at the time of shipment.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1

Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2

Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3

Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the Related parties include a. affiliates of the Company; b. Entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. Other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a. the nature of the relationship(s) involved; b. adescription of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the consolidated financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. mounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time, that these matters will have a material adverse effect on the Company’s consolidated financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

Revenue Recognition

The Company follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Income Tax Provision

The Company accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations in the period that includes the enactment date.

The Company adopted section 740-10-25 of the FASB Accounting Standards Codification (“Section 740-10-25”) with regards to uncertainty income taxes. Section 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements. Under Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying consolidated balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its consolidated balance sheets and provides valuation allowances as management deems necessary.

Management makes judgments as to the interpretation of the tax laws that might be challenged upon an audit and cause changes to previous estimates of tax liability. In addition, the Company operates within multiple taxing jurisdictions and is subject to audit in these jurisdictions. In management’s opinion, adequate provisions for income taxes have been made for all years. If actual taxable income by tax jurisdiction varies from estimates, additional allowances or reversals of reserves may be necessary.

Uncertain Tax Positions

The Company did not take any uncertain tax positions and had no adjustments to unrecognized income tax liabilities or benefits pursuant to the provisions of Section 740-10-25 for the reporting period ended September 30, 2014.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period to reflect the potential dilution that could occur from common shares issuable through stock options and warrants.

Due to the de minimus number of shares outstanding at this time, no calculation was made. There were no potentially outstanding dilutive common shares for the reporting period ended September 30, 2014.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments. The Company reports the reporting currency equivalent of foreign currency cash flows, using the current exchange rate at the time of the cash flows and the effect of exchange rate changes on cash held in foreign currencies is reported as a separate item in the reconciliation of beginning and ending balances of cash and cash equivalents and separately provides information about investing and financing activities not resulting in cash receipts or payments in the period pursuant to paragraph 830-230-45-1 of the FASB Accounting Standards Codification.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. The Company will evaluate subsequent events through the date when the consolidated financial statements were issued. Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its consolidated financial statements issued when they are widely distributed to users, such as through filing them on EDGAR.

Recently Issued Accounting Pronouncements

In April 2014, the FASB issued ASU No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. The amendments in this Update change the requirements for reporting discontinued operations in Subtopic 205-20.

Under the new guidance, a discontinued operation is defined as a disposal of a component or group of components that is disposed of or is classified as held for sale and “represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.” The ASU states that a strategic shift could include a disposal of (i) a major geographical area of operations, (ii) a major line of business, (iii) a major equity method investment, or (iv) other major parts of an entity. Although “major” is not defined, the standard provides examples of when a disposal qualifies as a discontinued operation.

The ASU also requires additional disclosures about discontinued operations that will provide more information about the assets, liabilities, income and expenses of discontinued operations. In addition, the ASU requires disclosure of the pre-tax profit or loss attributable to a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation in the financial statements.

The ASU is effective for public business entities for annual periods beginning on or after December 15, 2014, and interim periods within those years.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

Note 3 – Going Concern

The consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the consolidated financial statements, the Company had an accumulated deficit at September 30, 2014 and a net loss for the reporting period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is attempting to further implement its business plan and generate sufficient revenue; however, the Company’s cash position may not be sufficient to support its daily operations. While the Company believes in the viability of its strategy to further implement its business plan and generate sufficient revenue and in its ability to raise additional funds by way of a public or private offering, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon its ability to further implement its business plan and generate sufficient revenue and its ability to raise additional funds by way of a public or private offering.

The consolidated financial statements do not include any adjustments related to the recoverability and classification of reported asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 4 – Inventory

At September 30, 2014 inventories consisted of the following:

Paper materials	$63,767
Other Inventory	75,022
Total	$138,789

The Company has not provided for any reserves against inventory at this time.

The costs of finished goods inventories include raw materials, labor, and overhead costs.

Note 5 – Capitalized costs

Capitalized costs represent purchases of inventory beyond what is required for the development of a finished good.

Note 6 – Notes Payable

The following is a summary of Notes payables issued by the Company:

2014

None

2013

Eight separate notes form an investor were received in 2013 as follows:

Date Issued	Maturity Date	Interest rate	Amount
February 27,2013	June 30, 2014	8%	$1,500
March 14, 2013	June 30, 2014	8%	$6,500
April 23,2013	June 30, 2014	8%	$5,000
May 9, 2013	June 30, 2014	8%	$10,000
June 30, 2013	June 30, 2014	8%	$7,500
July 11, 2013	June 30, 2014	8%	$10,000
July 29, 2013	June 30, 2014	8%	$10,000
August 23, 2013	June 30, 2014	8%	$13,000

Total for 2013			$63,500

2012

An investor lent the Company $80,000 for operating expenses throughout the year. These expenses were put forth in a note that matures on January 1, 2015 and carries no interest.

2011

Beverley Reif lent the Company $100,000 on March 15, 2011. The note bore an interest rate of 5% and matured on September 15, 2011. If the note were not paid by maturity, the interest rate would increase to 18%.

Dana Pope lent the Company $57,000 on March 15, 2011. The note bore an interest rate of 5% and matured on September 15, 2011. If the note were not paid by maturity, the interest rate would increase to 18%.

Both of these notes are currently subject to a litigation. See footnote 9 below.

An investor lent the Company $60,000 for operating expenses throughout the year. These expenses were put forth in a note that matures on January 1, 2015 and carries no interest.

Note 7 – Related Party Transactions

Amounts due to Related Parties

From time to time, a related party of the Company advances funds to the Company for working capital purposes. These advances are unsecured, non-interest bearing and due on demand. Additionally, commencing March 1, 2013, the Company entered into employment contracts with its Chief Executive Officer, Janon Costley and its President, Martin Ekechukwu. Mr. Costley’s contract calls for an annual salary of $96,000 and Mr. Ekechukwu’s contract calls for a salary of $84,000. The total liability at September 30, 2014 is $334,898. $328,000 of the liability is for accrued salaries and $6,898 is for amounts due to Mr. Costley for advances for inventory purchases.

Note 8 – Commitments and Contingencies

Material Definitive Agreement

On October 16, 2014, AccelPath, Inc. (“AccelPath”) entered into an Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction on October 24, 2014, Village Tea became a majority-owned subsidiary of AccelPath. Accelpath issued 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which are designated as Series J Preferred Stock. The Series J Preferred Stock has a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agreed to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement. closed the transaction. See Form 8-K filed by AccelPath, Inc. on October 16, 2014 for more detail

Note 9 – Litigation

On April 4, 2014, two owners of Notes Payable, Beverley Reif and Dana Pope (“Reif-Pope”) filed a lawsuit (“Reif-Pope Lawsuit”) in State of Texas District Court, Dallas County. The Reif-Pope Lawsuit names Village Tea and Martin Ekechekwu, its Chief Executive Officer, as co-defendants (“Defendants”) in the litigation. The cause of action pursuant to Reif-Pope is that their notes were due on September 15, 2011. Subsequent to that date, on several occasions, Reif-Pope requested payment from Defendants and were denied. The case has been set for a non-jury trial on December 15, 2014 in Dallas County District Court.

At this time, the liability for the debt has been recorded but no provision has been made for any additional costs for damages at this time

Note 10 – Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the consolidated financial statements were issued to determine if they must be reported. The Management of the Company determined that there were no reportable subsequent events to be disclosed.

(b)

Pro forma financial information.

Filed herewith are the pro forma consolidated financial statements of Accelpath, Inc. and its subsidiaries and Village Tea Distribution Company, Inc. as of and for the 12 month period ending December 31, 2013 and as of and for the nine month period ending September 30, 2014.

ACCELPATH INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

DECEMBER 31, 2014

Accelpath Inc. and Village Tea Company Distribution Company, Inc.

Pro-Forma Balance Sheet

December 31, 2013

	Accelpath Inc.		Village Tea Company Distribution Inc.		Consolidating Adjustments	Pro-Forma Balance Sheet

Assets

Current assets
Cash and cash equivalents	$4,039		$0	$		$4,039
Inventory	-		129,679			129,679

Total current assets	4,039		129,679			133,718
Non-Current assets
Property and equipment - net	69,159					69,159
Investment in Unconsolidated Subsidiary	1,039,071					1,039,071
Capitalized Costs			49,130			49,130

Total Non-Current Assets	1,108,229		49,130			1,157,359
Total assets	$1,112,268		$178,809			$1,291,078

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accounts payable	$1,261,579	$		$		$1,261,579
Accrued expenses	1,112,727		70,315			1,183,043
Amounts due to Related Parties			-			-
Current portion of notes payable	668,776		220,500			889,276
Total current liabilities	3,043,082		290,815			3,333,898
Non-Current Liabilities
Long-term portion of notes payable			140,000			140,000
Other Long Term Obligations			201,500			201,500
Total Liabilities	3,043,082		632,315			3,675,398

Stockholders' (Deficit)
Preferred stock- Series E 5% Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-		-			-
Preferred stock- Series F Convertible; stated value $1,000 per share; 90 shares issued and outstanding at December 31, 2013. Preference in liquidation is $90,000 at December 31, 2013	90,000		-			90,000
Preferred stock- Series G Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-		-			-
Preferred stock- Series H Convertible; stated value $1,000 per share; 51 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $51,000 at December 31, 2013 )	-		-			-

Preferred stock- Series I Convertible; stated value $1,000 per share; 3,500 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $3,500,000 at December 31, 2013 )	-	-		-
Common stock, $0.001 par value,	992,549	0	(0)	992,549
Additional paid-in capital	5,735,635	-	0	5,735,635
Accumulated Deficit	(8,476,942)	(453,506)	(114,981)	(9,045,430)
Total stockholders' (deficit) before non-controlling interest	(1,658,758)	(453,506)	(114,981)	(2,227,246)
Non-Controlling interest	(272,056)		114,981	(157,075)
Total stockholders' (deficit)	(1,930,814)	(453,506)	(0)	(2,384,320)

Total liabilities and stockholders' (deficit)	$1,112,268	178,809	$(0)	$1,291,078

See accompanying notes to the financial statements.

Accelpath Inc. and Village Tea Company Distribution Company, Inc.

Consolidated Statements of Operations

For the Year Ended December 31, 2013

	Accelpath Inc.	Village Tea Distribution Company Inc.	Consolidating Adjustments	Pro-Forma Combined Statement of Operations

Revenues	250,910	119,481		370,391

Cost of Revenues	-	32,209		32,209

Gross Profits	250,910	87,272		338,182
Operating Expenses
Selling General and Administrative Expenses	1,900,758	290,974		2,191,732
Total Operating Expenses	1,900,758	290,974		2,191,732

Operating Loss	(1,649,848)	(203,702)		(1,853,550)

Other Income (Expense)
Interest Expense	(212,850)	(29,566)		(242,416)
Loss on Conversion of Debt	(449,226)			(449,226)
Technology licensing Income	17,086			17,086
Minority Interest in Consolidated Subsidiary	(69,981)		69,981	-

Total Other (Expense) - net	(714,971)	(29,566)	69,981	(674,556)

Net Income (Loss)	(2,364,819)	(233,268)	69,981	(2,528,106)

Deemed and cash dividends to Preferred Stockholders	(3,950)			(3,950)

Net loss applicable to Common shareholders	(2,368,769)	(233,268)	69,981	(2,532,056)

See accompanying notes to the financial statements.

ACCELPATH INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

SEPTEMBER 30, 2014

Accelpath Inc. and Village Tea Company Distribution Company, Inc.

Pro-Forma Balance Sheet

September 30, 2014

	Accelpath Inc.		Village Tea Company Distribution Inc.		Consolidating Adjustments	Pro-Forma Balance Sheet

Assets

Current assets
Cash and cash equivalents	$16,806		$0	$		$16,806
Deferred Financing costs	206					206
Inventory	-		138,789			138,789

Total current assets	17,012		138,789			155,801
Non-Current assets
Property and equipment - net	54,818					54,818
Capitalized Costs			49,130			49,130

Total Non-Current Assets	54,818		49,130			103,948
Total assets	$71,830		$187,919	$		$259,749

Liabilities and Stockholders' (Deficit)

Current Liabilities
Accounts payable	$1,261,579	$		$		$1,261,579
Accrued expenses	818,671		92,858			911,530
Derivative Liability	234,545					234,545
Amounts due to Related Parties			334,898			334,898
Current portion of notes payable	733,434		220,500			953,934
Total current liabilities	3,048,230		648,256			3,696,486
Non-Current Liabilities
Long-term portion of notes payable			140,000			140,000
Other Long Term Obligations			8,500			8,500
Total Liabilities	3,048,230		796,756			3,844,986

Stockholders' (Deficit)
Preferred stock- Series E 5% Convertible; stated value $1,000 per share; No shares issued and outstanding at September 30, 2014 (No preference in liquidation at September 30, 2014 )	-		-			-
Preferred stock- Series F Convertible; stated value $1,000 per share; 90 shares issued and outstanding at September 30, 2013. Preference in liquidation is $90,000 at September 30, 2014	90,000		-			90,000
Preferred stock- Series G Convertible; stated value $1,000 per share; No shares issued and outstanding at December 31, 2013 (No preference in liquidation at December 31, 2013 )	-		-			-
Preferred stock- Series H Convertible; stated value $1,000 per share; 51 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $51,000 at September 30, 2014 )	-		-			-
Preferred stock- Series I Convertible; stated value $1,000 per share; 3,500 shares issued and outstanding at December 31, 2013 (Preference in liquidation is $3,500,000 at September 30, 2014 )	-		-			-

Preferred stock- Series J 10% Convertible; stated value $1,000 per share; No shares issued and outstanding at September 30, 2014
Common stock, $0.001 par value,	26,095	0		(0)	26,095
Additional paid-in capital	7,634,348	-		-	7,634,348
Accumulated Deficit	(10,408,188)	(608,837)		(116,580)	(11,133,605)
Total stockholders' (deficit) before non-controlling interest	(2,657,745)	(608,837)		(116,580)	(3,383,162)
Non-Controlling interest	(318,655)			116,580	(202,075)
Total stockholders' (deficit)	(2,976,400)	(608,837)		(0)	(3,585,237)

Total liabilities and stockholders' (deficit)	$71,830	$187,919	$		$259,749

See accompanying notes to the financial statements.

Accelpath Inc. and Village Tea Company Distribution Company, Inc.

Consolidated Statements of Operations

For the Nine Months Ended September 30, 2014

	Accelpath Inc.	Village Tea Distribution Company Inc.	Consolidating Adjustments	Pro-Forma Combined Statement of Operations

Revenues	148,500	5,291		153,791

Cost of Revenues	0	788		788

Gross Profits	148,500	4,503		153,003
Operating Expenses
Selling General and Administrative Expenses	348,143	137,301		485,444
Total Operating Expenses	348,143	137,301		485,444

Operating Loss	(199,643)	(132,799)		(332,442)

Other Income (Expense)
Interest Expense	(476,195)	(22,532)		(498,727)
Loss on Conversion of Debt	(1,188,467)			(1,188,467)
Derivative Liability Expense	(324,373)			(324,373)
Adjustment to Fair Value of Derivative Liability	204,828			204,828
Technology licensing Income	6,004			6,004
Minority Interest in Consolidated Subsidiary	(46,599)		46,599	0

Total Other (Expense) - net	(1,824,802)	(22,532)	46,599	(1,800,735)

Net Income (Loss)	(2,024,445)	(155,331)	46,599	(2,133,177)

See accompanying notes to the financial statements.

1. BASIS OF PRESENTATION

The accompanying unaudited unaudited pro forma consolidated balance sheet as at December 31, 2013 and the unaudited pro forma consolidated statements of operations for the nine-month period ended September 30, 2014 (the “Pro Forma Consolidated Financial Statements”) of AccelPath, Inc. ("AccelPath") have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of AccelPath and the financial statements of Village Tea Distibution Company, Inc. Services, Inc. (“Village Tea Distibution Company, Inc.”). The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 70% of the issued and outstanding capital stock of Village Tea Distibution Company, Inc. (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at December 31, 2013 gives effect to the acquisition of Village Tea Distibution Company, Inc. by AccelPath as if it had occurred on January 1, 2013. The unaudited pro forma consolidated statements of loss for the nine months ended September 30, 2014 also give effect to the Acquisition as if it had occurred on January 1, 2013.

AccelPath has a fiscal year end of June 30. Accordingly, all financial reports to be issued after the date of the Acquisition will use June 30 as the Company's fiscal year end. The accompanying unaudited Pro Forma Consolidated Financial Statements have been prepared on the basis of a fiscal year ending December 31st.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)

the unaudited interim financial statements of AccelPath for six month period ended December 31, 2013

b)

the audited financial statements of AccelPath for the twelve month period ended June 30, 2014

c)

the unaudited condensed financial statements of AccelPath for the three month period ended September 30, 2014

d)

the unaudited condensed interim financial statements of Village Tea Distibution Company, Inc. for nine month period ended September 30, 2014

e)

the audited financial statements of Village Tea Distibution Company, Inc. for the year ended December 31, 2013.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable. The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of Village Tea Distibution Company, Inc. and AccelPath. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of AccelPath for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

2. SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Village Tea Distibution Company, Inc.’s audited financial statements as at December 31, 2013 and Village Tea Distibution Company, Inc.’s unaudited condensed interim financial statements for the six months ended June 30, 2013. Management has determined that no material adjustments are necessary to conform AccelPath’s financial statements to the accounting policies used by Village Tea Distibution Company, Inc. in the preparation of these Pro Forma Consolidated Financial Statements.

3. DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On October 16, 2014, AccelPath entered into an Securities Purchase Agreement with the common stock and preferred stock shareholders (the “Sellers”) of Village Tea Distributors, Inc. (“Village Tea”) holding seventy percent (70%) of common stock and all the Series A Preferred Stock of Village Tea. Upon the closing of the transaction, Village Tea shall become a majority-owned subsidiary of AccelPath. Accelpath agrees to issue 1,525 shares of a newly designated series of convertible preferred stock to the Sellers, which shall be designated as Series J Preferred Stock. The Series J Preferred Stock shall have a stated value per share equal to $1,000, shall pay an annual dividend of 10% in cash or common stock, and shall be convertible at the holder’s option, subject to beneficial ownership limitations, into shares of the common stock of Accelpath at a conversion price equal to eighty percent (80%) of the lowest closing bid price for the Common Stock during the thirty (30) trading days immediately preceding a Conversion Date. Accelpath agrees to assume $538,500.00 worth of the debt obligations of Village Tea in connection with the Agreement.

The fair value of the assets and liabilities of Village Tea at September 30, 2014 in ($K) are as follows:

Inventory	$230
Capitalized Costs	49
Accrued Expenses	(93)
Related party payable	(292)
Notes payable	(360)
Other long-term obligations	(202)
Net assets	(667)

4. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of Village Tea Distibution Company, Inc. have been exchanged for AccelPath common shares at the date of the Acquisition

a)

The unaudited pro forma consolidated balance sheet as at December 31, 2013 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on January 1, 2013:

i)

To eliminate the book value of AccelPath’s equity accounts and to adjust outstanding common shares to their par value

ii)

To account for the minority interest of the Acquisition’s ownership of Village Tea

b)

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 is prepared as if the Acquisition had occurred on January 1, 2013. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition.

Exhibit Number
2.01	Securities Purchase Agreement (1)
2.02	Certificate of Designation for Series J Preferred Stock (1)

(1) Previously filed with original Current Report on Form 8-K dated October 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

Date: January 22, 2015

By: /s/ Gilbert Steedley

Its: CEO